                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  |_|

Filed by a Party other than the Registrant  |X|

Check the appropriate box:

|_|      Preliminary Proxy Statement
|_|      Confidential, for Use of the Commission only
           (as permitted by Rule 14a-6(e)(2))
|_|      Definitive Proxy Statement
|X|      Definitive Additional Materials
|_|      Soliciting Material Under Rule14a-12

                            USLIFE Income Fund, Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                           Ernest Horejsi Trust No. 1B
-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required

|_|      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         (1)     Title of each class of securities to which transaction applies:
         -------------------------------------------------------

         (2)     Aggregate number of securities to which transaction applies:
         -------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -------------------------------------------------------

         (4)     Proposed maximum aggregate value of transaction:
         -------------------------------------------------------

         (5)     Total fee paid:
         -------------------------------------------------------

|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         -------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:
         -------------------------------------------------------

         (3)      Filing Party:
         -------------------------------------------------------

         (4) Date Filed:

         Explanatory Note:

         Ernest Horejsi Trust No. 1B is filing the materials contained in this
         Schedule 14A with the Securities and Exchange Commission in connection with a solicitation of proxies in opposition to approval of an investment advisory contract between the USLIFE Income Fund, Inc. and The Variable Annuity Life Insurance Company.

         The following letter was sent on October 3, 2001 to shareholders of USLIFE Income Fund, Inc. as of August 2, 2001:

                               STEWART R. HOREJSI
                               200 SOUTH SANTA FE
                              SALINA, KANSAS 67401
                                OCTOBER 3, 2001

                                     URGENT

FELLOW SHAREHOLDERS:

    USLIFE INCOME FUND SOLD AT AN ALL-TIME LOW OF $7.70 PER SHARE ON SEPTEMBER 27, 2001.

        DATE                     PRICE PER SHARE
        ----                     ---------------
September 1998.................      $ 9.875
                                       9.875
                                          10
                                     10.1875
                                     10.0625
                                     10.0625
                                     10.1875
                                     10.0625
                                      10.125
                                      10.125
                                      9.9375
                                      9.9375
                                      10.125
                                          10
                                       9.875
                                          10
                                     10.0625
                                      9.9375
                                     10.0625
                                      10.125
                                          10
                                     10.0625
                                     10.0625
                                       9.875
                                        9.75
                                       9.875
                                      9.8125
                                        9.75
                                      9.8125
                                         9.5
                                         9.5
                                         9.5
                                         9.5
                                       9.625
                                       9.625
                                      9.6875
                                       9.375
                                      9.3125
                                       9.625
                                         9.5
                                         9.5
                                      9.5625
                                      9.5625
                                      9.5625
                                      9.8125
                                        9.75
                                      9.5625
                                       9.375
                                       9.375
                                      9.1875
                                       9.375
                                      9.1875
                                       9.125
                                      9.4375

September 1999.................      $ 9.375
                                        9.25
                                        9.25
                                        9.25
                                        9.25
                                       9.125
                                       9.125
                                      9.1875
                                        9.25
                                        9.25
                                      9.0625
                                      8.9375
                                       8.875
                                         8.5
                                         8.5
                                      8.4375
                                      7.9375
                                           8
                                      8.5625
                                      8.4375
                                       8.375
                                       8.625
                                      8.5625
                                      8.0625
                                      8.4375
                                        8.75
                                      8.4375
                                         8.5
                                      8.8125
                                      8.8125
                                      8.8125
                                        8.75
                                      8.6875
                                       8.625
                                       8.375
                                      8.0625
                                       7.875
                                      7.9375
                                       8.375
                                      8.1875
                                        8.25
                                      8.4375
                                        8.25
                                      8.3125
                                       8.375
                                      8.3125
                                      8.4375
                                      8.4375
                                      8.5625
                                         8.5
                                         8.5
                                        8.75
                                      8.5625
                                         8.5
                                      8.4375
                                       8.375
                                       8.375
                                       8.375
                                         8.5
                                      8.3125
                                      8.3125
                                      8.1875
                                       8.125
                                      8.0625
                                       8.125
                                       8.375
                                        8.25
                                         8.5


September 2000.................      $8.5625
                                      8.5625
                                        8.75
                                       8.625
                                           9
                                        8.95
                                        8.95
                                        9.01
                                         8.8
                                        8.76
                                        8.85
                                         8.9
                                        8.78
                                        8.45
                                        8.75
                                        8.75
                                         8.7
                                        8.53
                                        8.26
                                        8.42
                                        8.22
                                        8.35
                                        8.69
                                        8.51
                                         8.5
                                         8.5
                                        8.55
                                        8.43
                                        8.53
                                         8.5
                                        8.68
                                        8.57
                                        8.62
                                         8.6
                                         8.6
                                        8.55
                                         8.6
                                        8.65
                                        8.25

September 2001.................      $   7.9


    THESE INVESTMENT RESULTS ARE UNACCEPTABLE AT A TIME WHEN INTEREST RATES ARE AT SOME OF THE LOWEST LEVELS SEEN SINCE THE 1960s AND, GENERALLY, BOND PRICES ARE NEAR THEIR HIGHS.

    IT IS TIME FOR A CHANGE IN INVESTMENT MANAGEMENT. VOTE AGAINST PROPOSAL 2 ON THE ENCLOSED PROXY CARD TO OPPOSE RETAINING THE INVESTMENT ADVISER. VOTE AGAINST PROPOSAL 2 WHILE WE STILL HAVE SOME VALUE LEFT.

    WE SHAREHOLDERS CAN NO LONGER AFFORD TO LEAVE THE VARIABLE ANNUITY LIFE INSURANCE COMPANY IN CHARGE OF THE FUND'S ASSETS. IT IS TIME FOR A CHANGE IN INVESTMENT MANAGEMENT.

    VOTE AGAINST PROPOSAL 2, AND SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE THAT IS PROVIDED.

    For additional information, please contact MacKenzie Partners, Inc., who is assisting us in the solicitation, toll-free at 800-322-2885.

                                          Sincerely,
                                          STEWART R. HOREJSI

IMPORTANT INFORMATION:

Ernest Horejsi Trust No. 1B (the 'Trust') urges all shareholders to read its definitive proxy statement, which contains important information. The Trust's definitive proxy statement was filed with the Securities and Exchange Commission on September 20, 2001, and is available for free by contacting MacKenzie Partners, Inc. toll-free at 800-322-2885, or from the SEC's website at www.sec.gov.

                                   APPENDIX 1

                                   PROXY CARD

       THIS PROXY IS SOLICITED IN OPPOSITION TO THE BOARD OF DIRECTORS OF
          USLIFE INCOME FUND, INC. BY THE ERNEST HOREJSI TRUST NO. 1B

        PROXY FOR THE OCTOBER 30, 2001 ANNUAL MEETING OF SHAREHOLDERS OF
                            USLIFE INCOME FUND, INC.

   The undersigned holder of shares of common stock of USLIFE Income Fund, Inc., a Maryland corporation (the 'Fund'), hereby appoints Stewart R. Horejsi and Stephen C. Miller, and each of them, as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of common stock that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held in Meeting Room 1 of The Variable Annuity Life Insurance Company, Plaza Level, The Woodson Tower, 2919 Allen Parkway, Houston, Texas 77019, on Tuesday, October 30, 2001 at 2:00 p.m., local time, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Proxy Statement in Opposition of the Trust and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

IMPORTANT: Please indicate your vote by an 'X' in the appropriate box below. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO WITHHOLD ON PROPOSAL 1 AND AGAINST PROPOSAL 2 BELOW.

Please refer to the Proxy Statement in Opposition for a discussion of the reasons for the Trust's opposition to Proposal 2.

W
H
I
T
E

P
R
O
X
Y

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

PROPOSAL 1: ELECTION OF THE FOLLOWING THREE NOMINEES AS DIRECTORS: JUDITH L.
            CRAVEN, NORMAN HACKERMAN, AND BEN. H. LOVE

                             [ ] FOR                [ ] WITHHOLD

            YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE OR NOMINEES BY MARKING THE FOR BOX AND STRIKING OUT THE NAME OF ANY SUCH NOMINEE.

PROPOSAL 2: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE VARIABLE
            ANNUITY LIFE INSURANCE COMPANY AND THE FUND

                      [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

   The Trust recommends that the shareholders vote AGAINST Proposal 2. The Trust makes no recommendation with respect to Proposal 1.


                                          SIGNATURE(S) _______________ DATE ____

                                          TITLE (IF APPLICABLE)_________________

                                          IMPORTANT: Please sign exactly as name
                                          appears hereon or on the proxy card
                                          previously sent to you. When shares
                                          are held by joint tenants, both should
                                          sign. When signing as an attorney,
                                          executor, administrator, trustee or
                                          guardian, please give full title as
                                          such. If a corporation, please sign in
                                          full corporate name by the President
                                          or other duly authorized officer. If a
                                          partnership, please sign in
                                          partnership name by authorized person.

W
H
I
T
E

P
R
O
X
Y

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE